UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 28, 2007
OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21990 (Commission File Number)	13-3679168 (I.R.S. Employer Identification No.)
230 Third Avenue, Waltham, MA 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 547-5900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBITS
EX-99.1 - Press Release dated March 1, 2007

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
The disclosure provided under Item 5.02(c) below is incorporated herein by reference.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(a) Not applicable.
(b) Not applicable.
(c) On March 1, 2007, OXiGENE, Inc. (“OXiGENE” or the “Company”) announced that John A. Kollins has joined the Company as its Senior Vice President and Chief Business Officer.
Mr. Kollins, age 44, has nearly 20 years of pharmaceutical and biotechnology industry experience, specifically in strategic marketing, new product development and business development. Prior to joining OXiGENE, Mr. Kollins has been an independent consultant since February 2005. His clients have included GRT Capital Partners, LLC’s health care fund, GRT Health Care, LP, Entelos, Inc., CovX and several other private and publicly-held biopharmaceutical companies. From October 2004 until February 2005, he was the Chief Business Officer at CovX (San Diego, CA). Mr. Kollins has served as an advisor to CovX since February 2005 and is currently the chairman of CovX’s external advisory board. From January 2003 until January 2004, he served as the Vice President, Business Development at Renovis, Inc. (South San Francisco, CA), and was a consultant to Renovis from January 2004 through October 2004. He also served as Vice President, Business Development at SurroMed, Inc. (Mountain View, California) from April 2000 through July 2002, and as an advisor to the Chief Executive Officer of SurroMed from July 2002 through January 2003. He started his career as a Product Manager with Immunex Corporation and held roles in marketing and business development at Elan Pharmaceuticals, Inc. and Athena Neurosciences, Inc., which was acquired by Elan. Mr. Kollins graduated from Duke University with a B.S.E. (Mechanical Engineering and Materials Science) degree and earned his MBA at the University of Virginia’s Darden Graduate School of Business.
OXiGENE has entered into an employment agreement (the “Agreement”) with Mr. Kollins with respect to his service as its Senior Vice President and Chief Business Officer. Pursuant to the Agreement, Mr. Kollins will initially receive an annual base salary of $275,000 per year. In addition, Mr. Kollins may be awarded an annual bonus of 30% to 40% of his then-current annual base salary, at sole discretion of OXiGENE, based on OXiGENE’s assessment of his and OXiGENE’s performance. Mr. Kollins will also receive a signing bonus in the amount of $60,000, subject to repayment in certain events.
Subject to the approval of the Compensation Committee of the Board of Directors, OXiGENE will grant to Mr. Kollins, pursuant to the OXiGENE, Inc. 2005 Stock Plan, options to purchase 200,000 shares of the Company’s common stock at an exercise price equal to the fair market value on the date of grant and OXiGENE’s standard form of option agreement. With respect to 100,000 shares, the options shall vest in equal annual installments over four (4) years beginning on the one (1) year anniversary of the grant date. With respect to the remaining 100,000 shares, the options shall vest upon consummation by OXiGENE of a major outlicensing transaction, as approved by the Board of Directors and as described in the Agreement. If Mr. Kollins relocates, the Company shall reimburse him for up to $75,000 in relocation expenses, as specified in the Agreement.
Mr. Kollins may terminate the Agreement upon written notice to OXiGENE. OXiGENE may also terminate the Agreement without prior written notice for cause, as defined in the Agreement, as long as, in certain circumstances, it gives Mr. Kollins a minimum period of 30 days to cure the act or omission constituting cause (if reasonably subject to cure), as described in the Agreement. If Mr. Kollins’ employment is terminated by OXiGENE for cause, or by Mr. Kollins without good reason (as defined in the Agreement), OXiGENE will pay to Mr. Kollins the amount of accrued obligations to Mr. Kollins as of the date of such termination, consisting of accrued and unpaid salary, value of accrued vacation days and amount of unreimbursed and incurred expenses.
If Mr. Kollins’ employment is terminated by OXiGENE other than for cause or Mr. Kollins’ disability, OXiGENE will pay to Mr. Kollins the accrued obligations, as described above, an amount equal to 12 months of his then-current base salary (payable on OXiGENE’s normal paydays), the annual bonus related to the most recently completed calendar year, if not already paid, and will also pay COBRA premiums, should Mr. Kollins timely elect and be eligible for COBRA coverage, for Mr. Kollins and his immediate family for 12 months (provided that OXiGENE shall have no obligation to provide such coverage if Mr. Kollins becomes eligible for medical and dental coverage with another employer).
If Mr. Kollins’ employment is terminated by OXiGENE (other than for cause or Mr. Kollins’ disability) within one year following a change in control of the Company (as defined in the Agreement), or by Mr. Kollins with good reason within one year following a change in control of the Company, OXiGENE will pay to Mr. Kollins the accrued obligations, as described above, an amount equal to 12 months of his then-current base salary, the annual bonus related to the most recently completed calendar year, if not already paid, and will also pay COBRA premiums for a period of 12 months on the same conditions as described above. In addition, all of Mr. Kollins’ unvested equity compensation outstanding on the date of termination shall vest and remain exercisable in accordance with the terms of the applicable plan and the related agreement. Mr. Kollins has also agreed not to engage in activities competitive with the Company during his employment and for a 12 month period following the termination of his employment.
The Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2007.
OXiGENE has also entered into a Confidentiality and Inventions Agreement with Mr. Kollins.
(d) Not applicable.
(e) The disclosure provided under Item 5.02(c) above is incorporated herein by reference.
(f) Not applicable.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

Exhibit
Number	Description
99.1	Press Release dated March 1, 2007, reporting appointment of Mr. Kollins as Senior Vice President and Chief Business Officer of OXiGENE.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2007	OXiGENE, Inc.
/s/ James B. Murphy
By: James B. Murphy
Vice President and Chief Financial Officer

EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated March 1, 2007, reporting appointment of Mr. Kollins as Senior Vice President and Chief Business Officer of OXiGENE.